AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 19, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012 of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change for the Multimanager Aggressive Equity Portfolio (the “Portfolio”).

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Effective July 20, 2012, A. Douglas Rao resigned from Marsico Capital Management, LLC (“Marsico”) and no longer serves as a portfolio manager to the Portfolio.

The information regarding Mr. Rao in the section entitled “Who Manages the Portfolio – Sub-adviser: Marsico Capital Management, LLC – Portfolio Manager” of the Prospectus is hereby deleted in its entirety.

The information regarding Mr. Rao in the section entitled “More Information About the Manager and Sub-Advisers – Multimanager Aggressive Equity Portfolio – Marsico Capital Management, LLC” of the Prospectus is hereby deleted in its entirety.

Thomas F. Marsico and Coralie Witter of Marsico remain responsible for the day-to-day management of the Marsico allocated portion of the Portfolio.

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The information regarding Mr. Rao contained in the section entitled “Appendix B – Portfolio Manager Information – Multimanager Aggressive Equity Portfolio” of the SAI is hereby deleted in its entirety.